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                               ASSIGNMENT OF CONTRACT

     This Assignment of Contract is dated this 27th day of September, 1997 by United Homes, Inc. ("United") in favor or Mirage, L.L.C.

     WHEREAS, United has entered into a certain Real Estate Sales Agreement (the "Contract") with Caton Farm, Inc. for the purchase of certain vacant land in Joliet, Illinois, and

     WHEREAS, United desires to assign all of its right, title and interest in the Contract to Mirage, L.L.C. for the sum of $1,032,000 evidenced by a promissory note dated of even date herewith.

     NOW THEREFOR, in consideration of the above premises, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. United hereby assigns, transfers and sets over to Mirage, L.L.C. all of its right, title and interest in and to the Contract for the sum of $1,032,000 evidenced by a promissory note

     2. Mirage, L.L.C. hereby accepts the above assignment

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.



                                               UNITED HOMES, INC.


                                               BY  /s/ David L. Feltman
                                                   ---------------------



                                               MIRAGE, L.L.C.


                                               BY /s/ Nancy Havlik
                                                  ----------------------